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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on S-3 of King Pharmaceuticals, Inc. of our report dated February 25, 2000 (except for the information in Note 21 for which the date is March 17, 2000) relating to the financial statements appearing in the Company's Form 8-K dated April 21, 2000.

PricewaterhouseCoopers LLP

Greensboro, NC
April 20, 2000